Fixed Assets, net & Advances for Vessels under Construction	6 Months Ended
Jun. 30, 2023
Fixed Assets, net & Advances for Vessels under Construction

4     Fixed Assets, net & Advances for Vessels under Construction

On April 1, 2022, the Company entered into contracts, as amended on April 21, 2022, for the construction of four 8,000 TEU container vessels with expected vessels delivery in 2024. On March 11, 2022, the Company entered into contracts for the construction of two 7,100 TEU container vessels with expected vessels delivery in 2024. On April 28, 2023, the Company entered into contracts for the construction of two 6,000 TEU container vessels with expected vessels delivery in 2024 and 2025. On June 20, 2023, the Company entered into contracts for the construction of two 8,200 TEU container vessels with expected vessels delivery in 2026. The aggregate purchase price of the vessel construction contracts amounts to $834.9 million. The remaining contractual commitments under vessel construction contracts are analyzed as follows as of June 30, 2023 (in thousands):

Remainder of 2023	$73,300
2024	365,631
2025	82,428
2026	113,040
Total contractual commitments	$634,399

4     Fixed Assets, net & Advances for Vessels under Construction (Continued)

Additionally, a supervision fee of $725 thousand per newbuilding vessel will be payable to Danaos Shipping Company Limited (the “Manager”) over the construction period. Supervision fees totaling $1.1 million were charged by the Manager and capitalized to the vessels under construction in the six months ended June 30, 2023. Interest expense amounting to $5.0 million was capitalized to the vessels under construction in the year ended December 31, 2022 and $7.2 million in the six months ended June 30, 2023.

On December 23, 2022, the Company entered into an agreement to sell the vessel Amalia C for an aggregate gross consideration of $5.1 million, which was delivered to its buyers in January 2023 resulting in a $1.6 million gain separately presented under “Gain on sale of vessels” in the condensed consolidated statement of income. The vessel was presented as held for sale under “Other current assets” and a $1.0 million advance payment received for sale of the vessel was presented under “Other current liabilities” as of December 31, 2022. On January 17, 2022, the Company entered into agreement to sell its vessels Catherine C and Leo C for aggregate gross consideration of $130.0 million, out of which $13.0 million were advanced by the buyers in January 2022. The vessels were delivered to their buyers in November 2022 resulting in a $37.2 million gain.

The Company assumed time charter liabilities related to its acquisition of vessels in the second half of 2021. The amortization of these assumed time charters amounted to $12.4 million and $32.4 million in the six months ended June 30, 2023 and June 30, 2022, respectively and is presented under “Operating revenues” in the condensed consolidated statement of income. The remaining unamortized amount of $13.4 million is presented under “Unearned revenue, current portion” in the condensed consolidated balance sheet as of June 30, 2023 and is expected to be amortized into “Operating revenues” in the next 12 months.

As of June 30, 2023, the Company concluded that events and circumstances triggered the existence of potential impairment for some of the Company’s vessels. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment for some of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each of these vessels to its carrying values. As of June 30, 2023, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $484.3 million and $487.3 million as of June 30, 2023 and as of December 31, 2022, respectively. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap prices. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

On May 12, 2020, the Company refinanced the existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement with Oriental Fleet International Company Limited (“Oriental Fleet”) amounting to $139.1 million with a four years term, at the end of which the Company would reacquire these vessels. This arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. In January 2023, the Company gave early termination notice to Oriental Fleet and fully repaid its outstanding leaseback obligation related to these two vessels on May 12, 2023. The early termination resulted in a loss of $2.3 million, which is presented under “Loss on debt extinguishment” in the consolidated statement of income.